UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 19, 2011

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	001-13253	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi		38804-4827
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2011, the Board of Directors of Renasant Corporation (the “Company”) adopted an amendment to the Company’s Bylaws. The amendment provides that the annual meeting of shareholders of the Company shall be held on the last Tuesday in April of each year (as opposed to the third Tuesday in April, as previously provided in the Bylaws).

A copy of the amendment to the Bylaws of the Company adopted by the Board of Directors is attached hereto as Exhibit 3.1 and is filed with this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Shareholders on April 19, 2011. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitations. At the meeting, shareholders voted on the following:

•	The election of six Class 3 directors, each to serve a three-year term.
•	The approval of the Renasant Corporation 2011 Long-Term Incentive Compensation Plan.
•	The adoption, in a non-binding advisory vote, of a resolution approving the compensation paid to our named executive officers.
•

The recommendation, in a non-binding advisory vote, whether the non-binding advisory vote to approve the compensation of our named executive officers should occur every year, every other year or every three years.

•	The ratification of the appointment of HORNE LLP as the Company’s independent registered public accountants for 2011.

All of the Company’s nominees for directors as listed in the proxy statement were elected with the following vote:

	Votes “For”	Votes Withheld	Non-Votes
Class 3 Directors (term expiring in 2014)
William M. Beasley	14,575,995	586,023	3,943,783
Marshall H. Dickerson	14,864,495	297,523	3,943,783
R. Rick Hart	14,899,765	262,253	3,943,783
Richard L Heyer, Jr.	14,987,392	174,626	3,943,783
J. Niles McNeel	11,742,889	3,419,129	3,943,783
Michael D. Shmerling	14,945,240	216,778	3,943,783

The term of office of each of the following directors continued at the 2011 Annual Meeting:

Class 1 Directors (term expiring in 2012)

George H. Booth, II, Frank B. Brooks, Albert J. Dale, III, John T. Foy, T. Michael Glenn, Jack C. Johnson

Class 2 Directors (term expiring in 2013)

John M. Creekmore, Jill V. Deer, Neal A. Holland, Jr., E. Robinson McGraw, and Theodore S. Moll

The Renasant Corporation 2011 Long-Term Incentive Compensation Plan was approved with the following vote:

Votes “For”	Votes “Against”	Abstentions	Non-Votes
14,708,929	319,565	133,524	3,943,783

The results of the non-binding advisory vote on the resolution approving the compensation paid to our named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Non-Votes
14,513,441	490,456	158,121	3,943,783

Shareholders recommended that the non-binding advisory vote to approve the compensation of our named executive officers occur every 3 years, with the following vote:

Every Three Years	Every Other Year	Every Year	Abstentions	Non-Votes
8,787,155	323,724	5,916,198	134,941	3,943,783

The appointment of HORNE LLP as the Company’s independent registered public accountants for 2011 was ratified with the following vote:

Votes “For”	Votes “Against”	Abstentions
19,037,362	19,309	49,130

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

3.1	Articles of Amendment to the Bylaws of Renasant Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: April 21, 2011	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to the Bylaws of Renasant Corporation.